UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2010

SUPPORT.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1900 Seaport Blvd., Third Floor, Redwood City, CA

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(650) 556-9440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 19, 2010, Support.com shareholders approved the adoption of the Support.com 2010 Equity and Performance Incentive Plan (“2010 Plan”). The Plan authorizes our Board of Directors to provide equity-based compensation in the form of stock options, appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares, performance units, and other awards for the purpose of providing our directors, officers, other employees and consultants incentives and rewards for superior performance.

Total awards under the 2010 Plan are limited to 5,000,000 shares of common stock plus any shares relating to awards that expire or are forfeited or cancelled under the 2010 Plan or the Support.com 2000 Omnibus Equity Incentive Plan.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On May 19, 2010, Support.com held its annual meeting of shareholders.

(b) At the annual meeting, three proposals were acted upon by the shareholders. The number of votes cast for, against, or withheld as to each such proposal or nominee, as well as the number of abstentions and broker non-votes as to each such proposal or nominee, have been certified and are set forth below:

Voting Results for 2010 Annual Meeting

Vote Item	Nominee	For	Withheld	Abstain	Broker Nonvote
1. Election of Directors [All elected]	Kevin C. Eichler	35,434,680	694,218	0	0
	Shawn Farshchi	35,436,472	692,426	0	0
	Mark Fries	35,393,336	735,562	0	0
	Michael Linton	35,393,336	735,632	0	0
	J. Martin O’Malley	26,293,693	9,435,205	0	0
	Joshua Pickus	35,498,742	630,156	0	0
	Jim Stephens	26,694,344	9,434,554	0	0

Vote Item	Details	For	Against	Abstain	Broker Nonvote
2. Adoption and Approval of the 2010 Equity and Performance Incentive Plan [Adopted and Approved]	2010 Equity and Performance Incentive Plan will provide an initial pool of 5,000,000 shares for future equity awards to employees because the previous two plans, the 1998 Stock Option Plan and the 2000 Omnibus Equity Incentive Plan have expired.	28,916,162	7,161,038	51,698	6,380,793

3. Ratification of Auditor [Ratified]	Ernst & Young LLP	42,379,131	69,058	61,502	0

(c) Not applicable.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

4.1 Support.com, Inc. 2010 Equity and Performance Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2010

SUPPORT.COM, INC.

By:	/s/ Shelly Schaffer
Name:	Shelly Schaffer
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Support.com, Inc. 2010 Equity and Performance Incentive Plan